UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2021 (June 28, 2021)

SiriusPoint Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Point House

3 Waterloo Lane

Pembroke HM 08 Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 441 542-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
8.00% Resettable Fixed Rate Preference Shares, Series B, par value $0.10 per share, $25.00 liquidation preference per share	SPNT PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01       Other Events

On June 28, 2021, SiriusPoint Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Bain Capital Special Situations Asia, L.P. (“Bain”), CCOF Onshore Co-Borrower LLC (“Carlyle”), Centerbridge Credit Partners Master, L.P. and Centerbridge Special Credit Partners III, L.P. (“Centerbridge”), and GPC Partners Investments (Canis) LP (together with Bain, Carlyle and Centerbridge, the “Selling Shareholders”) and Morgan Stanley & Co. LLC, BofA Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters (the “Underwriters”) set forth on Schedule 3 thereto, pursuant to which the Selling Shareholders agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Shareholders, subject to and upon terms and conditions set forth therein, 5,000,000 8.00% Resettable Fixed Rate Preference Shares, Series B, $0.10 par value per share, liquidation preference $25.00 per share (the “Series B Preference Shares”), of the Company (the “Offering”). The Underwriters have the option to purchase an additional 750,000 Series B Preference Shares from the Selling Shareholders for 30 days after the Offering.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy thereof, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

A copy of the opinion of Conyers Dill & Pearman Limited as to the validity of the Series B Preference Shares is filed as Exhibit 5.1 hereto.

Item 9.01       Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 28, 2021, by and among SiriusPoint Ltd., the selling shareholders named therein and Morgan Stanley & Co. LLC, BofA Securities, Inc., UBS Securities LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Conyers Dill & Pearman Limited as to the validity of the Series B Preference Shares.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2021	SiriusPoint Ltd.

	By:	/s/ David W. Junius
	Name:	David W. Junius
	Title:	Chief Financial Officer